EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

In connection with the Quarterly Report on Form 10-Q of Horizon Technology Finance Corporation (the “Company”) for the quarterly period ended March 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel R. Trolio, as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of Sarbanes-Oxley Act of 2002, as amended, that to my knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daniel R. Trolio
Name:	Daniel R. Trolio
Title:	Chief Financial Officer

Date:	May 2, 2023